                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         May 18, 1998
                                                  ------------------------------

               NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION
               -------------------------------------------------
            (Exact name of registrant as specified in its charter)



   Delaware                         333-64249                    51-0337491
---------------              ------------------------       --------------------
(State or other              (Commission File Number)       (I.R.S. Employer
Jurisdiction of                                             Identification No.)
Incorporation)



Navistar Financial Retail Receivables Corporation
2850 W. Golf Road
Rolling Meadows, IL                                              60008
--------------------------------------------------             ----------
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:  (847) 734-4000

Former name or former address, if changed since last report:  Not applicable


                        Exhibit Index appears on Page 4

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Item 5.        Other Events
               ------------

               Series 1998-A. On May 18, 1998, the registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $500,864,370.04 aggregate principal amount of Series 1998-A Asset Backed Notes, Class A and Class B, of Navistar Financial 1998-A Owner Trust. The series term sheet is attached hereto as Exhibit 99.

Item 7.        Financial Statements, Pro Forma Financial Statements and Exhibits
               -----------------------------------------------------------------

Exhibit No.    Description
-----------    -----------


Exhibit 99 Series Term Sheet dated May 18, 1998 with respect to the proposed issuance of the Asset Backed Notes, Class A and Class B, of Navistar Financial 1998-A Owner Trust.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NAVISTAR FINANCIAL RETAIL RECEIVABLES
                                       CORPORATION
                                       (Registrant)



Dated: May 20, 1998                    By:  /s/ R. Wayne Cain
                                            -----------------------------------
                                       Its: Vice President and Treasurer

                               INDEX OF EXHIBITS
                               -----------------

                                                                   Sequentially
Exhibit Number                     Exhibit                         Numbered Page
--------------     --------------------------------------          -------------
Exhibit 99         Series Term Sheet dated May 18, 1998,                 5
                   with respect to the proposed issuance
                   of the Asset Backed Notes, Class A and
                   Class B, of Navistar Financial 1998-A
                   Owner Trust.

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